Exhibit 21.1

STEWART INFORMATION SERVICES CORPORATION AND SUBSIDIARIES

State of
Name of Subsidiary	Incorporation

Stewart Title of Mobile, Inc.	Alabama

Stewart Title of Anchorage	Alaska

Arkansas Title Insurance Company	Arkansas
Bromstad Abstract	Arkansas
First Arkansas Title Company	Arkansas
Landata Inc. of Arkansas	Arkansas
McDonald Abstract and Title Company	Arkansas
Roy Pugh Abstract	Arkansas
Tucker Abstract	Arkansas
Ultima Corporation	Arkansas

Citizens Title & Trust	Arizona
Southern Arizona Title & Insurance Agency	Arizona
Stewart National Title Services	Arizona
Stewart Title & Trust of Phoenix, Inc.	Arizona
Stewart Title & Trust of Tucson	Arizona

Affiliated Escrow	California
API Properties Corporation	California
Asset Preservation, Inc.	California
Bay Area Title	California
California Land Title of Marin	California
Celebrity Escrow	California
Consolidated Title	California
Cuesta Title Offices	California
GlobeXplorer, LLC	California
GPMD, Inc.	California
Granite Bay Holding Corp.	California
Granite Properties, Inc.	California
Integrated Escrow	California
Inter City	California
Landata, Inc. of Los Angeles	California
Landata, Inc. of the West Coast	California
Quantum Leap Realty dba Realty Assist	California
Santa Cruz Title Company	California
Stewart Insurance and Financial Services, LLC.	California
Stewart Office Solutions	California
Stewart Online Documents Mortgage Documents	California
Stewart Title of California, Inc.	California
Stewart Valuations	California
WTI Properties, Inc.	California

Advanced Title of Denver	Colorado
Blue Stone Title, LLC.	Colorado
Cornell Title, LLC	Colorado
DTC Title, LLC	Colorado
First Nationwide Title, LLC	Colorado
Platte Valley Title	Colorado
Stewart Title of Aspen, Inc.	Colorado
Stewart Title Company of Colorado Springs	Colorado
Stewart Title of Denver, Inc.	Colorado

(continued)

Exhibit 21.1
(continued)

STEWART INFORMATION SERVICES CORPORATION AND SUBSIDIARIES

State of
	Name of Subsidiary	Incorporation

Colorado (cont’d)	All State Title, L.L.C	Colorado
	Stewart Title of Eagle County, Inc.	Colorado
	Stewart Title of Glenwood Springs, Inc.	Colorado
	Stewart Title of Larimer County, Inc.	Colorado
	Stewart Title of Leadville	Colorado
	Stewart Loan Services	Colorado
	Stewart Title of Pueblo	Colorado
	Stewart Title of Steamboat Springs	Colorado
	Stewart Water Information, L.L.C	Colorado
	Stewart Water Information, L.L.C	Colorado
	Tamarac Title, LLC	Colorado

	Stewart Title of Delaware	Delaware

	Aaction Title Agency, Inc.	Florida
	Allied Title	Florida
	Bay Title Services, Inc.	Florida
	Closing Pros	Florida
	Complete Title of Cape Coral, LLC	Florida
	Diversified Title LLC	Florida
	Executive Title	Florida
	Florida Paradise Title	Florida
	Key America Title	Florida
	Lee Island Title, LLC	Florida
	Manatee-Pinellas Title Company	Florida
	MLS Title, LLC	Florida
	New Century Title of Orlando	Florida
	New Century Title of Sarasota	Florida
	New Century Title of Tampa	Florida
	New Century Title Services, LLC	Florida
	Pace Title Company, LLC	Florida
	Pasadena Title Company	Florida
	Premier Title Affiliates	Florida
	Secure Close Title Company LLC	Florida
	Stewart Approved Title, Inc.	Florida
	Stewart Insurance Services, Inc.	Florida
	Stewart Management Services	Florida
	Stewart Properties of Tampa	Florida
	Stewart River City Title	Florida
	Stewart Title Company of Sarasota, Inc.	Florida
	Stewart Title of Clearwater, Inc.	Florida
	Stewart Title of the Four Corners	Florida
	Stewart Title of Jacksonville, Inc.	Florida
	Stewart Title of Martin County	Florida
	Stewart Title of Northwest Florida	Florida
	Stewart Title of Orange County, Inc.	Florida
	Stewart Title of Pinellas, Inc.	Florida
	Stewart Title of Polk County, Inc.	Florida
	Stewart Title of Tallahassee, Inc.	Florida
	Stewart Title of Tampa	Florida
	Stewart Title Today, LLC	Florida
	ST FLA Acquisition Co	Florida
	SureClose of Florida, Inc.	Florida

(continued)

Exhibit 21.1
(continued)

STEWART INFORMATION SERVICES CORPORATION AND SUBSIDIARIES

State of
	Name of Subsidiary	Incorporation

Florida (cont’d)	Title Assurance Services, LLC	Florida
	United Southern Title	Florida

	Stewart Title Company of Boise, Inc.	Idaho
	Stewart Title of Canyon County	Idaho
	Stewart Title of Coeur d’Alene, Inc.	Idaho

	Landata, Inc of Illinois	Illinois
	Land Title Group, LLC	Illinois
	Leadership Zone	Illinois
	Stewart Title Company of Illinois	Illinois

	Stewart Title of Elkhart County	Indiana
	Stewart Title Services of Central Indiana	Indiana
	Stewart Title Services of Hancock County	Indiana
	Stewart Title Services of Indiana, Inc.	Indiana
	Stewart Title Services of Northwest Indiana, LLC	Indiana
	Title Search Services, LLC	Indiana

	McPherson County Abstract & Title Company, Inc.	Kansas

	Stewart Title of Louisiana, Inc.	Louisiana

	Preferred Title, LLC	Maine

	Affordable Title Services, LLC	Maryland
	Cambridge Landata, Incorporated	Maryland
	Smart Choice Settlements of Maryland	Maryland
	Stewart Title Group, LLC	Maryland
	Stewart Title of Maryland	Maryland

	Choice Title, LLC	Michigan
	Stewart Title of Detroit, Inc.	Michigan
	Title Giant	Michigan

	Advantage Title LLC	Minnesota
	Stewart Title of Minnesota, Inc.	Minnesota
	STM Holding	Minnesota

	Stewart Title of Mississippi	Mississippi

	CBKC Title & Escrow, LLC	Missouri
	CBKC Title Holding	Missouri
	Clinton County Title and Abstract	Missouri
	Gold Title Agency, LLC	Missouri
	Lenders Title, LP	Missouri
	Lenders Title Management	Missouri
	Platte County Title and Abstract Company	Missouri
	Platte Valley Title Co	Missouri
	Stewart Title, Inc.	Missouri
	SureClose of Kansas City	Missouri

	Stewart Title of Billings	Montana
	Stewart Title of Bozeman, LLC	Montana

(continued)

Exhibit 21.1
(continued)

STEWART INFORMATION SERVICES CORPORATION AND SUBSIDIARIES

State of
	Name of Subsidiary	Incorporation

Montana (cont’d)	Stewart Title of Darby	Montana
	Stewart Title of Great Falls, LLC	Montana
	Stewart Title of Madison County	Montana
	Stewart Title of Montana	Montana

	Stewart Title of Carson City	Nevada
	Stewart Title of Douglas County	Nevada
	Stewart Title of Fallon	Nevada
	Stewart Title of Nevada	Nevada
	Stewart Title of Northern Nevada	Nevada
	Stewart Title of Northeastern Nevada	Nevada

	Accredited Title	New Hampshire
	Classic Title, LLC	New Hampshire
	Diversified Closing Services, Inc.	New Hampshire
	East Coast Title	New Hampshire
	First Principle Title Services, LLC	New Hampshire
	Integrity Title, LLC	New Hampshire
	Opus Title, LLC	New Hampshire
	Professional Title Agency	New Hampshire
	Stewart Title of Northern New England	New Hampshire
	Preferred Title	New Hampshire

	Jersey Stewart Title	New Jersey
	Parsippany-Stewart Title Agency, LLC	New Jersey
	Stewart-Princeton Abstract	New Jersey
	Stewart Title of Central Jersey, Inc.	New Jersey
	Your Town Title Agency	New Jersey

	Santa Fe Abstract Limited	New Mexico
	Stewart Title Limited	New Mexico
	Stewart Title of Valencia	New Mexico

	Stewart Title Insurance Company	New York
	Title Associates of New York	New York

	Stewart Title of North Carolina, Inc.	North Carolina
	Stewart Title of the Carolinas, LLC	North Carolina
	Stewart Title of the Piedmont	North Carolina
	Union Commerce Title Company LLC	North Carolina

	Red River Title Services	North Dakota

	Ace Title Agency	Ohio
	Advance Land Title	Ohio
	Agency Title, Ltd	Ohio
	Logan Title Agency, LLC	Ohio
	Merit Title Agency	Ohio
	National Land Title Insurance Company	Ohio
	Presidential Title Agency	Ohio
	Public Title	Ohio
	RCS Title Agency, LLC	Ohio
	SSC Title Agency, LLC	Ohio

(continued)

Exhibit 21.1
(continued)

STEWART INFORMATION SERVICES CORPORATION AND SUBSIDIARIES

State of
	Name of Subsidiary	Incorporation

Ohio (cont’d)	Stewart Fine Homes Title Agency LLC	Ohio
	Stewart Home Builders Title Agency LLC	Ohio
	Stewart Home First Title Agency LLC	Ohio
	Stewart Insurance Group, Ltd	Ohio
	Stewart New Home Title	Ohio
	Stewart Residential	Ohio
	Title Resources, LLC	Ohio
	Stewart Service Center	Ohio
	Stewart Stoneridge Title	Ohio
	Stewart Title Agency of Columbus, Ltd	Ohio
	Stewart Title Agency of Eastern Central Ohio	Ohio
	Stewart Title Agency of Licking County	Ohio
	Stewart Title Agency of Ohio, Inc.	Ohio
	STMI Title	Ohio
	Vanguard Title Agency of Ohio, LLC	Ohio

	Carter County Abstract Company, Inc.	Oklahoma
	Stewart Abstract & Title Co. of Oklahoma	Oklahoma
	Stewart Business Information	Oklahoma

	Stewart Title Insurance Company of Oregon	Oregon
	Stewart Title of Oregon	Oregon

	Americlose, LLC	Pennsylvania

	Stewart Title of Rhode Island, Inc.	Rhode Island

	Abstract Title, Inc.	Tennessee
	Acceptance Title	Tennessee
	Castleman Title & Escrow, LLC	Tennessee
	Cumberland	Tennessee
	Elite Title	Tennessee
	First Data Systems, Inc.	Tennessee
	Legal Title and Escrow	Tennessee
	National Land Title Services, Inc.	Tennessee
	Performance Title	Tennessee
	Professional Title, LLC	Tennessee
	Stewart JSDI Title Agency	Tennessee
	Stewart Title Affiliate Agency	Tennessee
	Stewart Title of Tennessee	Tennessee
	Stewart Title of Western Tennessee	Tennessee
	Summit Land Title	Tennessee
	Sykes Title	Tennessee
	Title Connection	Tennessee
	United Title	Tennessee

	Advance Title Company	Texas
	Chadco	Texas
	DH Title Company, LLC	Texas
	Dominion Title LLC	Texas
	Dominion Title of Dallas	Texas
	East-West, Inc.	Texas
	Electronic Closing Services, Inc.	Texas

(continued)

Exhibit 21.1
(continued)

STEWART INFORMATION SERVICES CORPORATION AND SUBSIDIARIES

State of
	Name of Subsidiary	Incorporation

Texas (cont’d)	Fulghum, Inc.	Texas
	GC Acquisition, Inc.	Texas
	General American Resources	Texas
	GESS Management LLC	Texas
	GESS Investments LP	Texas
	Gracy Title Co., L.C	Texas
	Landata Group, Inc.	Texas
	Landata Site Services	Texas
	Landata Systems, Inc.	Texas
	Landata Technologies	Texas
	MTH Title Company	Texas
	Medina County Abstract Company, Inc.	Texas
	Millennium Title	Texas
	National Order Center	Texas
	NETC Title Company, LLC	Texas
	Ortem Investments, Inc.	Texas
	Powers Title, LLC	Texas
	Premier Title of Dallas	Texas
	Premier Title, L.C.	Texas
	Primero, Inc.	Texas
	Priority Title — Dallas	Texas
	Priority Title — Houston	Texas
	Professional Real Estate Tax Service, LLC	Texas
	Realty Bid	Texas
	REI Data, Inc.	Texas
	S&S Title LLC	Texas
	Southland Information	Texas
	StarTex Title	Texas
	Stewart Default Solutions, Inc.	Texas
	Stewart Financial Services	Texas
	Stewart Information International, Inc.	Texas
	Stewart Investment Services Corporation	Texas
	Stewart Management Information, Inc.	Texas
	Stewart Mortgage Information Company	Texas
	Stewart Title Austin, Inc.	Texas
	Stewart Title Company	Texas
	Stewart Title of Cameron County	Texas
	Stewart Title Company of Rockport, Inc.	Texas
	Stewart Title Guaranty Company	Texas
	Stewart Title of Eagle Pass	Texas
	Stewart Title of Lubbock, Inc.	Texas
	Stewart Title of Corpus Christi	Texas
	Stewart Title of Midland, LLC	Texas
	Stewart Title North Texas, Inc.	Texas
	Stewart Transaction Solutions, Inc.	Texas
	Stewart Solutions	Texas
	Stewart Title of Texarkana	Texas
	Stewart Title of Wichita Falls	Texas
	Stewart Transfer Services	Texas
	Stewart UAM, Inc.	Texas
	Strategic Title Company, LLC	Texas
	Titles, Inc.	Texas

(continued)

Exhibit 21.1
(continued)

STEWART INFORMATION SERVICES CORPORATION AND SUBSIDIARIES

State of
Name of Subsidiary	Incorporation

Bonneville Title	Utah
Cornerstone Title Services, Inc.	Utah
Realty Services	Utah
Superior Title	Utah

Automated Title Solutions, LLC	Virginia
Cedar Run Title & Abstract	Virginia
Kanawha Land Title Services, LLC	Virginia
Land Title Insurance	Virginia
Land Title Research, Inc.	Virginia
Lynnhaven Title Agency, LLC	Virginia
Signature & Stewart Settlements, L.C.	Virginia
Smart Settlements, L.C.	Virginia
Stewart Title and Escrow, Inc.	Virginia
Stewart Title & Settlement Services, Inc.	Virginia
Stewart Title of Mountain View, LLC	Virginia
Stewart Title of Shenandoah Valley, L.C.	Virginia
Trey Title, LLC	Virginia
Valley Oaks, LLC	Virginia

Charter Title Insurance Company	Washington
Real Property Information, Inc.	Washington
Security Building	Washington
Security Title	Washington
Spokane	Washington
Stewart Title of Bellingham	Washington
Stewart Title of Snohomish County	Washington
Stewart Title of Tacoma, Inc.	Washington
Stewart Title of Washington	Washington
Stewart Title of Western Washington	Washington
Whitman County	Washington

Accurate Title	Wisconsin
Sheboygan Title Services, Inc.	Wisconsin
Homeowners Closing Services	Wisconsin

INTERNATIONAL

Hato Rey Insurance Agency, Inc.	Puerto Rico
Landata Inc. of Belize	Belize
San Juan Abstract Company	Puerto Rico
SII- Hungary	Hungary
Stewart Costa Rica	Costa Rica
Stewart Dominica	Dominican Republic
Stewart International Informacije	Slovenia
Stewart International Sro	Czech Republic
Stewart International Sro	Slovakia
Stewart International Sp. Z o. o	Poland
Stewart Korea, Ltd	Korea
Stewart Romania	Romania
Stewart Title Insurance Company	Canada
Stewart Title Guaranty de Mexico, ABC	Mexico
Stewart Title Limited Australian Branch	Australia
Stewart Title United Kingdom	United Kingdom
Turkey, ST	Turkey